Purchase Agreement

Signing Location: Shanghai

Party A: Perfectenergy (Shanghai) Co., Ltd.
Address: #479 Youdong road, Xinzhuang, Shanghai
Zip: 201108

Party B: Shanghai Solar Science & Technology Co., Ltd.
Address: # 555 Shennan Road, Xinzhuang Industrial District, Shanghai
Zip: 201108

In accordance to “The Economic Agreement Law of the People’s Republic of China”, Party A and B, through friendly consultation, sign this supply agreement. Party A will provide Party B the product listed in this agreement

1. Supply Content
125mm X 125mm monocrystalline silicon solar cell film, completed with velvet (textured) surface processing.

2. Price
RMB Fifty yuan and eighty cent (50.80)

3. Specification Requirement
See Technical Agreement.

4. Supply Quantity
41,820 films

5. Delivery Time
Deliver product within one week of receiving payment from party B.

6. Payment Method
Prepay in full amount of 2,166,276.00 RMB

7. Packaging Requirement
Packaging meets highway transportation requirement

8. Delivery Location
Party B factory, transportation will be provided by party A.

9. Product Acceptance
Within 5 days of receiving the products, party B will examine the product quality and quantity according to the content of this agreement. If there is any product that does not meet the agreement specification, Party B shall inform Party A in writing. Without a written complain, it is regarded the products have been checked and accepted.

For those silicon films that didn’t meet the agreement specifications, party B can request a refund or exchange for the same number of new films that do meet the quality requirement.
In box breakage rate not exceeding 1%.

10. Dispute Settlement
If there is any dispute in the course of this agreement, both parties shall try to settle it through negotiation and discussion. If the dispute can not be resolved via negotiation, a lawsuit can be filed at the local municipal court where this agreement is signed. The court will deliver the final verdict on the dispute.

11. This Agreement has two copies. It becomes effective after signing (stamped) by each party.

12. This Agreement is signed in the form of fax. Faxed copy is effective.

Party A: Perfectenergy (Shanghai) Co., Ltd.

Signature:

Stamp:

Date:

Party B: Shanghai Solar Science & Technology Co., Ltd.

Signature:

Stamp:

Date: